UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
March 13, 2008
HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32335	88-0488686

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11388 Sorrento Valley Road, San Diego, California	92121

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 794-8889
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 2.02	Results of Operations and Financial Condition.
     On March 13, 2008, Halozyme Therapeutics, Inc. issued a press release to report its financial results for the three and twelve months ended December 31, 2007. The press release is attached as Exhibit 99.1, which is furnished under Item 2.02 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 13, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halozyme Therapeutics, Inc.
March 14, 2008	By:	/s/ David A. Ramsay
David A. Ramsay
Secretary and Chief Financial Officer